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                                                                    EXHIBIT 10.9

                               SECOND AMENDMENT OF
                           INDEPENDENT AGENT CONTRACT

         This amendment ("Second Amendment") to the Independent Agent Contract, dated June 25, 1997 ("Independent Agent Contract"), by and between United American Insurance Company ("United") and W & R Insurance Agency, Inc. ("Independent Agent")(a copy of which is attached hereto as Exhibit "A"), as amended by the Amendment Extending Independent Agent Contract ("First Amendment"), dated the March 3, 1998 (a copy of which is attached hereto as Exhibit "B") is made effective as of the 31st day of December, 1998, except as otherwise provided herein.

         1. The parties hereby agree to rescind the provision for termination of the Independent Agent Contract contained in the First Amendment and extend the Independent Agent Contract for the term provided in the "TERMINATION" section thereof.

         2. In all other respects, the Independent Agent Contract is unchanged, and the parties ratify and confirm the Independent Agent Contract, as amended by this Second Amendment.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized representatives to become effective as provided herein.

                                      UNITED AMERICAN INSURANCE COMPANY


                                      By:  /s/ Larry M. Hutchinson
                                      Its:  Vice President and Secretary

                                      W & R INSURANCE AGENCY, INC.


                                      By:  /s/ Robert L. Hechler
                                      Its:   Vice President